Exhibit 24


                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                         /s/ Tenley E. Albright, M.D.
      -------------                             ------------------------
                                                Tenley E. Albright, M.D.

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                         /s/ John W. Conway
      -------------                             --------------
                                                John W. Conway

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                         /s/ G. W. Ebright
      -------------                             -----------------
                                                George W. Ebright

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 7, 1997                          /s/ L. Robert Johnson
      -------------                              -----------------
                                                 L. Robert Johnson

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints John A. Vigna, as his attorney-in-fact to sign on his behalf and in his capacity as Chief Executive Officer and a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                          /s/ William G. Little
      -------------                          ---------------------
                                                 William G. Little

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                          /s/ William H. Longfield
      -------------                              --------------------
                                                 William H. Longfield

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                          /s/ J. P. Neafsey
      -------------                          -------------------
                                                 John P. Neafsey

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                          /s/ Monroe E. Trout
      -------------                          -------------------------
                                                 Monroe E. Trout, M.D.

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                          /s/ Anthony Welters
      -------------                          -------------------
                                                 Anthony Welters

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                          /s/ J. Roffe Wike, II
      -------------                          ---------------------
                                                 J. Roffe Wike, II

                                POWER OF ATTORNEY


The undersigned hereby authorizes and appoints William G. Little and John A. Vigna, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of The West Company, Incorporated, and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and all amendments, exhibits and supplements thereto.


Date: March 6, 1998                          /s/ Geoffrey F. Worden
      -------------                              -------------------
                                                 Geoffrey F. Worden